 Exhibit 10.1

PURCHASE AGREEMENT

This Purchase Agreement (this "Agreement") is dated as of May 6, 2010, by and among Recovery Energy, Inc. ("Seller") and Resource Energy, Inc ("Purchaser").

Seller desires to sell, assign and transfer, and Purchaser desires to purchase and acquire, certain assets of Seller, all on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Purchase and Sale of Purchased Assets.  Seller hereby sells, transfers, conveys, assigns and delivers to Purchaser, the assets of Seller described on Schedule I hereto (the "Purchased Assets"), free and clear of all any liens, pledges, options, charges, security interests or encumbrance of any nature, except as expressly described herein.

2. Purchase Price.  Purchaser agrees to pay Seller for the Purchased Assets an aggregate amount equal to $700,000, consisting of $100,000 cash a secured promissory note for $600,000 in the form of Exhibit A hereto (the "Note").

3. Title and Encumbrances.  Seller, for itself and its successors and assigns, hereby represents and warrants with Purchaser, its successors and assigns, that Seller owns the Purchased Assets; that the same are free and clear of and from all encumbrances; and that Seller has the right to sell and transfer the Purchased Assets to Purchaser.

4. Authorization, Execution and Delivery.  Seller represents and warrants that this Agreement has been duly and validly executed and delivered by Seller.  This Agreement constitutes the valid, legal and binding agreement of Seller enforceable against Seller in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to creditors' rights generally and by principles of equity.  Purchaser represents and warrants that this Agreement has been duly and validly executed and delivered by Purchaser.  This Agreement constitutes the valid, legal and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to creditors' rights generally and by principles of equity.

5. Further Assurances.  Each of Seller and Purchaser hereby covenants and agrees to execute and deliver to the other party such instruments of sale, transfer, conveyance, assignment and delivery, and such releases, discharges, consents, assurances, powers of attorney and other instruments as may be reasonably requested by such other party or its counsel in order to vest in the Purchaser all right, title and interest of Seller in and to the Purchased Assets, free and clear of all encumbrances, and subject only to the Seller's rights as expressly set forth herein, and otherwise in order to carry out the purpose and intent of this Agreement.

6. Indemnification. Seller agrees that it shall forever defend, hold harmless, and indemnify Purchaser from all claims, liabilities, damages, demands, injuries, judgments, actions, attorneys' fees and costs, whether known or unknown, that exist now or that may arise in the future because of the breach of any of its representations, warranties, and obligations under this Agreement.  Purchaser agrees that it shall forever defend, hold harmless, and indemnify Seller from all claims, liabilities, damages, demands, injuries, judgments, actions, attorneys' fees and costs, whether known or unknown, that exist now or that may arise in the future because of the breach of any of its representations, warranties, and obligations under this Agreement.

7. Condition of Purchased Assets.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PURCHASED ASSETS ARE BEING SOLD, TRANSFERRED AND CONVEYED "AS IS" AND "WHERE IS" AND WITHOUT ANY WARRANTY OF MERCHANTABILITY OR FITNESS OR ANY OTHER WARRANTIES EXPRESSED OR IMPLIED AS IT RELATES TO THE CONDITION OF THE PURCHASED ASSETS.  SELLER MAKES NO REPRESENTATIONS, WARRANTIES OR GUARANTEES, WHETHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE OR TYPE WHATSOEVER WITH RESPECT TO THE PURCHASED ASSETS, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY, AND WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

8. Entire Agreement.  The parties hereby acknowledge, agree and represent, each to the other that, this Agreement and the schedules hereto constitutes the full, final, complete and entire understanding and agreement among them with respect to the subject matter described herein.  All representations, covenants and warranties contained herein shall survive the execution hereof and the payment and receipt of the consideration therefor.

9. No Modification Unless in Writing.  This Agreement may not be modified, amended or changed in any way except by a written document executed by the parties.

10. Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11. Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the internal laws of the state of Colorado without giving effect to any choice of law or conflict of law provision or rule.  Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement shall nevertheless continue in full force and effect.

* * * * *

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date first written above.

RECOVERY ENERGY, INC.

By: /s/ Jeffrey A. Beunier
Name: Jeffrey A. Beunier
Title: Chief Executive Officer

Resource Energy, Inc

By: /s/ Matthew Jennings
Name: Mathew Jennings
Title: Chairman of the Board

Schedule I

Purchased Assets

1965 CARDWELL DRILLING RIG
CARDWELL Single Drum Drilling Unit, S/N-N/A, 350-HP, w/Rotary Table Drive, Driller’s Control Console
96’H Telescoping Mast, S/N-N/A, 200,000# SHL, Hydraulically Raised & Scoped, Double 3-Stage Raising Rams, Crown Block w/Sheaves, Racking Board, Standpipe, Standpipe Manifold, Pressure Gauge

All Above Mounted on Tandem Axle Trailer, VIN-N/A, p/b DETROIT 8V71  Diesel Engine,
S/N-N/A, 350-HP, w/Starter, Radiator, Gauges, Transmission w/Torque Converter, Fuel Tank, Electrical Wiring, Electrical Connections, Lighting, Stairs, Safety Rails

10’H x 12’W x 27’L Substructure, w/Rotary Beams, Racking Boards, V-Door Ramp, Stairs, Safety Rails, Skidded
MUD PUMPS

OILWELL 214P Duplex Mud Pump, S/N-N/A, 350-HP, Steel Fluid End w/Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b CAT Diesel Engine, S/N-N/A, w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

NATIONAL C-150 Duplex Mud Pump, S/N-N/A, 150-HP, Steel Fluid End w/Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b CAT Diesel Engine, S/N-N/A, w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

ROTATING/TRAVELING EQUIPMENT
GARDNER DENVER 17-1/2” x 44” Rotary Table w/Master Bushing
Rotary Swivel
3-Sheave, 100-Ton Traveling Block/Hook
4-1/4” x 40’L Square Kelly
Kelly Drive Bushing, Square Drive
RIG HOUSES
Tool Pusher’s Trailer
Doghouse, w/Knowledge Box, Lockers, Bench Storage, Parts Storage, Electrical Wiring, Electrical Connections, Fluorescent Lights, Mounted on Tandem Axle Trailer

AUXILIARY EQUIPMENT
Drill Pipe/Drill Collar Handling Equipment
180-Barrel Fresh Water Tank
1-1/2” x 2” Centrifugal Transfer Pump
185-CFM Air Compressor
6’ x 20’ Air Volume Tank
(4) Light Rig Light/Generator, p/b Diesel Engine
Rotary Hose, Vibrator Hoses, Suction Hoses
Shale Shaker
2-Section Catwalk, Skidded
1-Set (2-Each) Pipe Racks
Assorted Lift Subs, Crossover Subs
DRILL PIPE/DRILL COLLARS
Approximately 1,650’ (55-Joints) 4-1/2” Range 2 Drill Pipe, w/4-1/2”XH, BN Tool Joints
Approximately 1,350’ (45-Joints) 4” Range 2 Drill Pipe, w/4”XH, BN Tool Joints
(8) 6-1/8”OD Drill Collars

SPENCER HARRIS 5000 DRILLING RIG

SPENCER HARRIS 5000 Single Drum Drive-In Drilling Unit, S/N-54, w/Rotary Table Drive, PARKERSBURG 15” Hydromatic Brake, Driller’s Control Console
SPENCER HARRIS 97’H Telescoping Mast, S/N-N/A, 180,000# SHL, Hydraulically Raised & Scoped, Raising Ram, 4-Sheave Crown Block w/Sheaves, Racking Board, Standpipe, Standpipe Manifold, Pressure Gauge

All Above Mounted on SPENCER HARRIS Tandem Axle Trailer, VIN-64, p/b DETROIT Twin 6-71 Diesel Engines, S/N-N/A, 500-HP, Each w/Starter, Radiator, Gauges, Torque Converter, Fuel Tank, Electrical Wiring, Electrical Connections, Lighting, Stairs, Safety Rails

11’H x 14’W x 40’L Sub Structure, Folding Back-On Ramp, Skidded
MUD PUMPS

OILWELL 214P Duplex Mud Pump, S/N-N/A, 350-HP, Steel Fluid End w/Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b DETROIT Twin 6-71 Diesel Engines, S/N-N/A, 500-HP, Each w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

OILWELL 214P Duplex Mud Pump, S/N-N/A, 350-HP, Steel Fluid End w/Quick Change Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b DETROIT Twin 6-71 Diesel Engines, S/N-N/A, 500-HP, Each w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

ROTATING/TRAVELING EQUIPMENT
IDECO Model L 17-1/2” x 44” Rotary Table w/Master Bushing
MCKISSICK 3-Sheave, 150-Ton Traveling Block/Hook
4-1/4” x 40’L Square Kelly
Kelly Drive Bushing, Square Drive
Elevator Links
GENERATOR
90-KW Electric Generator, p/b CAT Diesel Engine, w/Starter, Radiator, Gauges, Skidded

WELL CONTROL EQUIPMENT
GUIBERSON 10” 3,000# PSI Double Hydraulic Blowout Preventer w/Rams
KOOMEY 3,000# PSI 3-Stage Closing Unit, w/Hydraulic Pump, Reservoir, Skidded
Choke Manifold
MUD SYSTEM
310-Barrel Mud Tank, Skidded
30-HP Mud Mixing Pump
HARRISBURG 4’ x 5’ Shale Shaker
RIG HOUSES
Doghouse, w/Knowledge Box, Lockers, Bench Storage, Parts Storage, Drilling Recorder, Electrical Wiring, Electrical Connections, Fluorescent Lights, Mounted on Water Tank
AUXILIARY EQUIPMENT
Rotary Tongs
3-1/2” Drill Pipe/Drill Collar Handling Equipment
Rotary Hose, Vibrator Hoses, Suction Hoses
(2) Drill Pipe Tubs, w/Top Mounted Catwalk, Skidded
Pipe Racks
Assorted Lift Subs, Crossover Subs
DRILL PIPE/DRILL COLLARS
Approximately 5,250’ (Approximately 175-Joints) 3-1/2” Range 2 Drill Pipe, BN Tool Joints
(16) 6-1/4”OD Drill Collars